Revenue, Accounts Receivable and Provision for Credit Losses	6 Months Ended
Jun. 30, 2022
Revenue, Accounts Receivable and Provision for Credit Losses [Abstract]
Revenue, Accounts Receivable and Provision for Credit Losses
4.	Revenue, Accounts Receivable and Provision for Credit Losses

Revenue and Accounts Receivable

The Company’s tanker vessels have been employed since their acquisition under time and voyage charter contracts, and since 2021 the Company also charters some of its vessels under pool arrangements. Accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).

For the six months ended June 30, 2022, Revenue from continuing operations amounted to $13,225 from spot charters, to $0 from time-charters and to $12,050 from pool charters. For the six months ended June 30, 2021, Revenue from continuing operations amounted to $11,441 from spot charters, to $5,998 from time-charters, and to $74 from pool charters.
As of June 30, 2022, the balance of Accounts receivable, net, for the continuing operations amounted to $4,995 for the spot charters (of which $828 relates to contract assets), to $0 for the time-charters and to $3,252 for the pool charters. As of December 31, 2021, the balance of Accounts receivable, net, for the continuing operations amounted to $2,037 for the spot charters (of which $196 relates to contract assets), to $2 for the time-charters and to $1,753 for the pool charters.

For the six months ended June 30, 2022 and 2021, charterers that accounted for more than 10% of the Company’s revenue, were as follows:

Charterer	2022	2021
A	-	-
B	-	29%
C	-	10%
D	48%	28%
E	15%	-

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $1,587 and to $405 as of June 30, 2022 and December 31, 2021, respectively.

Credit Losses Provision

The Company, in estimating its expected credit losses, gathers annual historical losses on its freight and demurrage receivables since 2019 when the Company’s tanker vessels were firstly operated in the spot market, and makes forward-looking adjustments in the estimated loss ratio, which is re-measured on an annual basis. As of June 30, 2022 and December 31, 2021, the balance of the Company’s allowance for estimated credit losses on its outstanding freight and demurrage receivables were $158 and $121, respectively, and is included in Accounts receivable, net of provision for credit losses in the accompanying consolidated balance sheets. For the six months ended June 30, 2022 and 2021, the Provision for credit losses and write offs in the accompanying consolidated statements of operations includes changes in the provision of estimated losses of $39 and $(20), respectively, and for 2022 it also includes an amount of $38 representing demurrages write offs. No allowance was recorded on insurance claims as of June 30, 2022 and December 31, 2021, as their balances were immaterial. In addition, no allowance was recorded for cash equivalents as the majority of cash balances as of the balance sheet date was on time deposits with highly reputable credit institutions, for which periodic evaluations of the relative credit standing of those financial institutions are performed.